Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. §1350, I, Richard A. Passov, Chief Financial Officer, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Zoetis Inc. for the period ended March 31, 2013 (the “Report”) (1) fully complies with Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis Inc.

May 15, 2013	By:	/s/ RICHARD A. PASSOV
Richard A. Passov
Chief Financial Officer